Exhibit 99.1

The
Interpublic
Group of Companies, Inc.


Second Quarter 2002
Conference Call Notes

August 13, 2002

  Conference Call Agenda
----------------------------------------------------

     I.     Introduction

     II.    Accounting Issue and Restatement

     III.   Second Quarter Financials

     IV.    Outlook and Guidance

     V.     Questions and Answers

  Overview
----------------------------------------------------

Chronology

  o   New procedures put in place in 1H 02 gave rise to findings

  o   Issues largely concentrated in one agency in one region

  o Evaluated the extent of problem, and the size of problem, and what steps were necessary to prevent recurrence

What Is It?

  o Imbalance in intercompany accounts, arising when one office does work on behalf of another

  o In providing service to multinational clients, numerous coordination centers generate thousands of small dollar transactions within the company

  o In any given period, amounts involved were not material. However, cumulative effect of these imbalances over multiple years required this restatement

----------------------------------------------------

Findings

  o While the $68.5 million restatement is the total charge, the review of procedures and personnel will continue

  o   Accounting effects are final

  o   No impact on cash flow or future performance

  o   New management in place in this region since January 1

  o Further personnel or procedural changes, if necessary, will be made at completion of the review

  Restated Earnings (1997-2002)
----------------------------------------------------

  ($ Millions)


                                                        Impact of Restatement
                                           ---------------------------------------------
A. Years                                     2001      2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net income (loss) - as reported            $(505.3)   $420.3   $359.4   $374.2   $168.7
Adjustments                                   (5.9)     (6.8)    (5.6)    (4.8)    (4.0)
Net income (loss) - as restated             (511.2)    413.5    353.8    369.4    164.7

Earnings (loss) per share - as reported    $ (1.37)   $ 1.14    $0.99    $1.04    $0.49
Earnings (loss) per share - as restated    $ (1.39)   $ 1.12    $0.97    $1.03    $0.48


                                                      2001               2002
                                               -------------------     --------
B. Quarters                                       Q1         Q2           Q1
-------------------------------------------------------------------------------

Net income (loss) - as reported                $ (28.8)   $(110.2)     $ 66.7
Adjustments                                       (0.6)      (2.9)       (0.8)
Net income - as restated                         (29.4)    (113.1)       65.9

Earnings (loss) per share - as reported        $ (0.08)   $ (0.30)     $ 0.18
Earnings (loss) per share - as restated        $ (0.08)   $ (0.31)     $ 0.17

  Second Quarter 2002
----------------------------------------------------

  o   EPS $.31 vs. pro forma $.30
       -  FAS 142 adjusted 2Q `01 was $.39
       -  Octagon/other impacted EPS by ($0.05) per share

  o   Organic operating costs decline $135 million
       -  Cost reductions on schedule

  o   Revenue down 8.4% to $1,613 MM
       -  Sequential improvement over 1Q `02
       -  Constant dollar revenue down 10.7%
       -  Q2 revenue environment weaker than planned

  o   Revenue remains volatile

  o   New Business performance excellent
       -  Strong start in third quarter

  Summary
  Second Quarter Results
----------------------------------------------------
  (Restated; excludes restructuring charges and other unusual items)

  ($ Millions)

                                                              Adjusted
                                                               FAS 142
                              2002        2001     Change %    2Q '01
                           ---------   ---------   --------   --------
Revenue                    $ 1,613.0   $ 1,760.4     (8.4%)   $1,760.4
Operating Costs              1,322.2     1,424.2     (7.2%)    1,424.2

EBITDA                         290.8       336.2    (13.5%)      336.2
    Margin %                    18.0%       19.1%                 19.1%
Depreciation                    50.0        52.3     (4.4%)       52.3
Amortization of Intangibles      2.3        42.2    (94.5%)        1.0
Income from Operations         238.5       241.7     (1.3%)      282.9
    Margin %                   14.8%        13.7%                 16.1%
Net Income                     117.0       114.1      2.5%       149.2
Diluted EPS                       .31         .30     3.3%          .39

  Summary
  First Half Results
----------------------------------------------------
  (Restated; excludes restructuring charges and other unusual items)

  ($ Millions)


                                                              Adjusted
                                                               FAS 142
                              2002        2001     Change %    2Q '01
                           ---------   ---------   --------   --------

Revenue                    $ 3,033.1   $ 3,435.6    (11.7%)    3,435.6
Operating Costs              2,553.3     2,852.2    (10.5%)    2,852.2

EBITDA                         479.8       583.4    (17.8%)      583.4
    Margin %                    15.8%       17.0%                 17.0%

Depreciation                    98.7       104.1     (5.2%)      104.1
Amortization of Intangibles      3.8        84.1    (95.5%)        1.9
Income from Operations         377.3       395.2     (4.5%)      477.4
    Margin %                    12.4%       11.5%                 13.9%

Net Income                     182.9       190.0     (3.7%)      260.4
Diluted EPS                       .48        .50     (4.0%)         .69

  Second Quarter 2002:
  Components of Revenue Change
----------------------------------------------------


  Effects of:                         Growth %
                                      --------

       Organic                         (9.5%)

       Merger-Related Losses           (0.7%)

       Currency Translation             2.3%

       Net Dispositions                (0.5%)
                                       ------
                                       (8.4%)
                                       ======

  First Half 2002:
  Components of Revenue Change
----------------------------------------------------



  Effects of:                         Growth %
                                      --------

       Organic                         (10.9%)

       Merger-Related Losses            (0.9%)

       Currency Translation              0.7%

       Net Dispositions                 (0.6%)
                                       ------
                                       (11.7%)
                                       ======

  Second Quarter 2002:
  Components of Change
----------------------------------------------------
  (Restated; before Non-Recurring Items)

  ($ Millions)



                         2001 Pro                              Loss of
                          Forma                               Chrysler/
                           FAS                    Net          Pepsi                Octagon/     2002
2ND QTR                  141/142   Currency   Dispositions     Brands    Organic     Other      Results
--------------------------------------------------------------------------------------------------------
Revenue                 $1,760.4     $45.1      $(11.9)       $(13.9)    $(154.1)   $(12.6)    $1,613.0

Operating
   Expenses              1,477.5      42.2       (10.7)         (9.3)     (135.2)     10.0      1,374.5

Operating
   Income                  282.9       2.9        (1.2)         (4.6)      (18.9)    (22.6)       238.5

Operating Margin
   Change                    -        (0.3%)       0.1%         (0.2)%       0.4%     (1.3)%         -

Operating
   Margin                   16.1%     15.8%       15.9%         15.7%       16.1%     14.8%       14.8%

-----------               ------                                                                 ------
Diluted EPS                 0.39        -           -          (0.01)      (0.02)    (0.05)        0.31
-----------               ------                                                                 ------

  June YTD 2002:
  Components of Change
----------------------------------------------------
  (Restated; before Non-Recurring Items)

  ($ Millions)


                         2001 Pro                              Loss of
                          Forma                               Chrysler/
                           FAS                    Net          Pepsi                Octagon/     2002
JUNE YTD                 141/142   Currency   Dispositions     Brands    Organic     Other      Results
--------------------------------------------------------------------------------------------------------
Revenue                 $3,435.6     $26.4     $ (30.0)      $ (32.6)    $(351.8)   $(14.5)    $3,033.1

Operating
   Expenses              2,958.2      24.6       (30.3)        (18.4)     (286.7)      8.4      2,655.8

Operating
   Income                  477.4       1.8         0.3         (14.2)      (65.1)    (22.9)       377.3

Operating
   Margin Change               -      (0.1%)       0.2%         (0.3%)     (0.6%)     (0.7)%          -

Operating
   Margin                   13.9%     13.8%       14.0%         13.7%       13.1%     12.4%        12.4%

-----------               ------                                                                 ------
Diluted EPS                 0.69         -           -         (0.02)      (0.10)    (0.09)        0.48
-----------               ------                                                                 ------

  Octagon
----------------------------------------------------
  Before non-recurring costs

                                        2Q'02      2Q'01      Variance
                                        ------     ------     --------

      Revenue                           $ 57.2     $ 69.8     $ (12.6)

      Operating Expense                   66.7       56.7       (10.0)

      Operating Income                    (9.5)      13.1       (22.6)

      Operating Margin                   (16.5%)     18.8%         -

      Other Income (Expense)             (16.4)        -        (16.4)

      Pretax Income                      (25.9)      13.1       (39.0)

      Net Income                         (17.1)       9.9       (27.0)

      EPS                                 (.04)       .03        (.07)

  Diluted EPS Calculation
----------------------------------------------------
  (Restated)

  ($ Millions)


                                         1Q02       2Q02       2QYTD
                                        ------------------------------

   Net Income                           $ 65.9    $ 117.0     $ 182.9
   Add-Backs:
      Interest & Discount on
      Convertible Notes (1.80%)            N/A        2.0         N/A
                                        ------    -------     -------
   Net Income Including Add-Backs       $ 65.9    $ 119.0     $ 182.9
                                        ======    =======     =======

   Basic Shares                          373.0      375.7       374.3
   Add-Backs:
      Conversion of 1.80% Notes            N/A        6.7         N/A

   Stock Options and Restricted Stock      6.8        6.7         6.8
                                        ------    -------     -------
   Total Shares (MM)                     379.8      389.1       381.1
                                        ======    =======     =======
   Diluted EPS                           $ .17      $ .31       $ .48

N/A = Anti Dilutive

  Pro Forma EBITDA Margin Trend
----------------------------------------------------

  Restated

                                '00           '01           '02
                                ----          ----          ----
        Third Quarter           17.7%         14.4%

        Fourth Quarter          20.1%         19.1%

        First Quarter                         14.8%         13.3%

        Second Quarter                        19.1%         18.0%*


*Excluding Octagon, pro forma EBITDA Margin is 19.1%

  Selected Cash Flow Items
----------------------------------------------------

  ($ Millions)

                                                  Six Months Ended
                                          -------------------------------
                                          June 30, 2002     June 30, 2001
                                          -------------     -------------

   Depreciation and Amortization
   of Fixed Assets                            $ 98.7            $104.1

   Amortization of Intangible Assets             3.8              84.1

   Acquisitions                                206.5             142.4

   Capital Expenditures                         81.9             124.7

  Revenue by Discipline
----------------------------------------------------

  ($ Millions)


                                                Second Quarter
                                                   Revenue
                              -------------------------------------------------
                                           % of                % of       %
                               2002        Rev      2001       Rev     Change
-------------------------------------------------------------------------------

Marketing Communications      $ 420.8     26.0%    $ 462.2     26.3%     (9.0%)

Marketing Intelligence          124.0      7.7%      113.4      6.4%      9.4%

Marketing Services              110.8      6.9%      129.6      7.4%    (14.5%)
                               ------    -----     -------    -----      ----

Total Marketing and
Communication Services          655.6     40.6%      705.2     40.1%     (7.0%)

Advertising & Media             957.4     59.4%    1,055.2     59.9%     (9.3%)
                               ------    -----     -------    -----      ----

Total Revenue                $1,613.0    100.0%   $1,760.4    100.0%     (8.4%)
                             ========    =====    ========    =====      ====

  Revenue by Discipline
----------------------------------------------------

  ($ Millions)


                                                 First Half
                                                   Revenue
                              -------------------------------------------------
                                           % of                % of       %
                               2002        Rev      2001       Rev     Change
-------------------------------------------------------------------------------


Marketing Communications      $ 805.5     26.5%    $ 908.2     26.4%   (11.3%)

Marketing Intelligence          226.4      7.5%      218.9      6.4%    3.4 %

Marketing Services              200.2      6.6%      233.2      6.8%    (14.1%)
                              -------    -----     -------    -----      ----

Total Marketing and
Communication Services        1,232.1     40.6%    1,360.3     39.6%    (9.4%)

Advertising & Media           1,801.0     59.4%    2,075.3     60.4%    (13.2%)
                              -------    -----     -------    -----      ----

Total Revenue                $3,033.1    100.0%   $3,435.6    100.0%    (11.7%)
                             ========    =====    ========    =====      ====

  Revenue by Region
  Second Quarter 2002
----------------------------------------------------

  ($ Millions)

                                                    %      % Change    % Change
                            Revenue   % Total    Change   Constant $   Organic
                           -----------------------------------------------------
  Europe                   $ 497.1     30.8%      4.0%      (8.2%)     (7.4%)
  Latin America               63.2      3.9%    (22.4%)     (0.2%)     (2.7%)
  Asia/Other                 146.7      9.1%     (5.2%)     (5.4%)     (4.1%)
  Canada                      40.0      2.5%     (5.3%)     (4.4%)     (0.4%)

                          --------    ------    -------    -------    -------

Total International          747.0     46.3%     (1.3%)     (6.8%)     (6.1%)
Total Domestic               866.0     53.7%    (13.7%)    (13.7%)    (12.3%)

                          --------    ------    -------    -------    -------

  Total Revenue           $1,613.0    100.0%     (8.4%)    (10.7%)    (9.5%)
                          ========    ======    =======    =======    =======

Trend Q1 `02: Domestic - (18%); International - (10%) (-8%) constant Q4 `01: Domestic - (19%); International - (12%) (-7%) constant

  Revenue by Region
  Year-to-Date 2002
----------------------------------------------------

  ($ Millions)


                                                    %      % Change    % Change
                            Revenue   % Total    Change   Constant $   Organic
                           -----------------------------------------------------

  Europe                   $ 869.3     28.7%     (2.5%)     (8.6%)     (8.2%)
  Latin America              128.3      4.2%    (16.9%)        -       (2.5%)
  Asia/Other                 263.7      8.7%     (7.9%)     (6.2%)     (5.4%)
  Canada                      75.7      2.5%     (8.0%)     (6.6%)     (2.6%)
                          --------    ------    -------    -------    -------

Total International        1,337.0     44.1%     (5.5%)     (7.2%)     (6.8%)
Total Domestic             1,696.1     55.9%    (16.1%)    (16.1%)    (13.9%)

                          --------    ------    -------    -------    -------
  Total Revenue           $3,033.1    100.0%    (11.7%)    (12.4%)    (10.9%)
                          ========    ======    =======    =======    =======

  2002 Net New Business
----------------------------------------------------

  ($ Millions)

      Key Wins
      --------

      Burger King                 Conoco

      De Vry University           Glaxo Smithkline

      Ricoh                       American Standard

      H&R Block                   Eli Lilly

      CVS                         Thomas Cook

      Marriott                    Mars



      Total Wins             $1,131.4
      Total Losses            - 257.8
                             --------
      Net New Business       $  873.6

  Selected Balance Sheet Items
----------------------------------------------------
  (Restated)

  ($ Millions)



                              June 30,    March 31,  December 31,  September 30,
                                2002        2002        2001           2001
                              --------    --------   -----------   -------------

  Cash & Cash Equivalents     $  537.3    $  575.1    $  935.2       $  685.6

  Total Debt                   2,976.3     2,893.9     2,933.7        3,125.9

  Debt as % of Capital           56.6%       59.1%       60.2%          63.1%

  Stockholders' Equity         2,283.7     2,000.5     1,940.0        1,826.4

  Outlook and Guidance - 2002
----------------------------------------------------

   o  Revenue outlook remains volatile


   o  Full year EPS estimated at $1.25 - 1.35


   o  Third quarter revenue estimated to decline 5 - 7%

  Restructuring Update
----------------------------------------------------

  ($ Millions)

                                                     Cash Paid
                          Total              -------------------------
                         Approved  Non-Cash   Q4 `01   Q1 `02   Q2 `02   Accrual
                         ------------------  -------------------------   -------

Severance                 $297.5       -      $143.5    $59.6   $34.6    $ 59.8

Lease Termination          180.1       -        41.4     17.7    15.6     105.4

Leasehold Improvement       77.5     77.5         -        -       -        -

Transaction costs           37.2      5.7       31.5       -                -

Other costs                 53.3     21.1       13.8      4.0     2.1      12.3
                          ---------------     ------    -----   -----    ------
            Total         $645.6   $104.3     $230.2    $81.3   $52.3    $177.5
                          ======   ======     ======    =====   =====    ======

  Cautionary Statement
----------------------------------------------------

   This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

   Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of national and regional economic conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

   One of Interpublic's business strategies is to acquire businesses that complement and expand Interpublic's current business capabilities. Accordingly, Interpublic is usually engaged in evaluating potential acquisition candidates. Interpublic is frequently engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

   Moreover, the success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

   This document also contains financial information calculated on a "pro forma" basis, such as results before taking into account certain types of items. In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with Generally Accepted Accounting Principles, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

   Investors should evaluate any statements made by Interpublic in light of these important factors.

  Appendix: 2001 Quarterly Results
  Restated for FAS 142
----------------------------------------------------

  (Excludes one time charges and restructuring items)


                                  1Q         2Q        3Q         4Q        Year
                               ----------------------------------------------------
   Revenue                     $1,675.2   $1,760.4   $1,622.7   $1,736.5   $6,794.9

   EBITDA                         247.2      336.2      233.5      331.7    1,148.6

      Margin %                    14.8%      19.1%      14.4%      19.1%      16.9%

   Depreciation                    51.8       52.3       52.2       53.6      209.9

   Amortization of Intangibles      0.9        1.0        1.0        1.0        3.9

   Income from Operations         194.5      282.9      180.3      277.1      934.8

      Margin %                    11.6%      16.1%      11.1%      16.0%      13.8%

   Net Income                     111.2      149.2       89.4      148.2      498.0

   EPS                              .30        .39        .24        .39       1.32